SCHEDULE 14C INFORMATION
                          Information Statement Pursuant to Section 14(c)
                             of the Securities Exchange Act of 1934
                                           (Amendment No. )

Check the appropriate box:
[ ]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only
      (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

                             Golden Sierra Mining & Exploration Corp.
                            (Name of Registrant As Specified In Charter)
                    ............................................................
Payment of Filing Fee (Check the appropriate box): [X] $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g). [ ] Fee computed on table below per Exchange Act Rules
14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:
   Common Stock, $0.001 par value

2) Aggregate number of securities to which transaction applies:
   10,059,930 shares

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


4) Proposed maximum aggregate value of transaction:


5) Total fee paid:
         $125.00

[X]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:


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